UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 541-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02—Results of Operations and Financial Condition.

On August 9, 2012, ACCO Brands Corporation (the “Company”) announced its financial results for the quarter ended June 30, 2012. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s financial results, which is incorporated herein by reference.

The information in this Current Report on Form 8-K under this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report under Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9—Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of the Company dated August 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: August 9, 2012	By:	/s/Neal V. Fenwick
		Name:	Neal V. Fenwick
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit

99.1	Press Release of the Company dated August 9, 2012.

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